SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          _________________________


                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported) May 25, 2001
                                                    ------------


                           TRIPLE S PLASTICS, INC.
                           -----------------------
             (Exact Name of Registrant as Specified in Charter)

          Michigan              0-23474             38-1895876
          --------              -------             ----------
      (State or Other         (Commission          (IRS Employer
      Jurisdiction of         File Number)      Identification No.)
       Incorporation)


          7950 Moorsbridge Road, Suite 200, Portage, Michigan 49024
          ---------------------------------------------------------
            (Address of Principal Executive Offices)   (Zip Code)



   Registrant's telephone number, including area code  (616) 327-3417
                                                       --------------







   ITEM 5.   OTHER EVENTS.

   New Merger Agreement
   --------------------

             On May 25, 2001, Triple S Plastics, Inc., a Michigan corporation (the "Company"), Eimo Oyj, a Finnish corporation ("Eimo"), and Spartan Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Eimo ("Merger Sub"), reinstated and amended and restated the Agreement and Plan of Merger among the parties which the Company and Eimo had previously terminated in March 2001 (the original merger agreement is hereinafter referred to as the "Original Merger Agreement," and the reinstated merger agreement is hereinafter referred to as the "New Merger Agreement"). Pursuant to the New Merger Agreement, Merger Sub will merge with and into the Company (the "Merger"), and the Company will become a wholly owned subsidiary of Eimo. At the time of the Merger, each outstanding share of the Company's common stock, no par value ("Company Shares"), will be converted into 4.5 Series A ordinary shares of Eimo ("Eimo Shares"). After the Merger, shareholders of the Company will own approximately 31% of the outstanding Eimo Shares on a fully diluted basis.

             The Eimo Shares to be issued in the Merger will be issued in book-entry form and will be represented by American Depositary
   Receipts ("ADRs"). Eimo will apply to list the ADRs on the Nasdaq National Market and, if approved for listing, will maintain such listing for at least three months after the Merger.

             No fractional Eimo Shares will be issued in the Merger. Instead, each Company shareholder who otherwise would receive a fractional Eimo Share in the Merger will, in lieu of such fractional share, receive a cash payment equal to the fraction of the Eimo Share they would have received multiplied by $1.75.

             The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and will be accounted for under the purchase method of accounting under Finnish Accounting Standards. Consummation of the Merger is subject to various conditions, including (i) the approval of the New Merger Agreement by the Company's shareholders, (ii) the approval by Eimo's shareholders of the New Merger Agreement, the issuance of Eimo Shares in the Merger and certain other related matters, (iii) the receipt of requisite regulatory approvals, if any, (iv) registration of the Eimo Shares to be issued in the Merger under the Securities Act of 1933, as amended, and (v) the satisfaction or waiver of certain other conditions as more fully described in the New Merger Agreement.

             The Company believes that the Merger will benefit the Company's shareholders by, among other things, giving them the opportunity to participate in the future growth and success of a global manufacturing company better positioned to serve the mobile communications industries and other high growth industries. The

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   Company's customers also will have access to more extensive global services as well as the benefit of the combined expertise of Eimo's decoration and automation technologies and the Company's state-of-the-art injection molding and manufacturing efficiencies. In order to facilitate the combination of certain of these technologies following the Merger, Eimo has agreed in principle to license and transfer various decoration and other advanced technologies to the Company beginning in June 2001.

   Shareholders' Agreements
   ------------------------

             In connection with the execution of the New Merger Agreement, Eimo and certain principal shareholders of the Company agreed to reinstate, effective as of May 25, 2001, the Company Shareholders' Agreement they had previously entered into in connection with the execution of the Original Merger Agreement. Under that agreement, those shareholders have agreed to vote their Company Shares in favor of the approval of the New Merger Agreement. As of the date of the reinstatement of the Company Shareholders' Agreement, those shareholders beneficially owned, in the aggregate, more than 50% of the outstanding Company Shares. The shareholders have also agreed to certain restrictions relating to the disposition of their Company Shares prior to the Merger.

             In connection with the execution of the New Merger Agreement, the Company and certain principal shareholders of Eimo also agreed to reinstate, effective as of May 25, 2001, the Parent Shareholders' Agreement they had previously entered into in connection with the execution of the Original Merger Agreement. Under that agreement, those shareholders have agreed to vote their Eimo shares in favor of the approval of the New Merger Agreement and the issuance of Eimo Shares in connection with the Merger. The shareholders have also agreed to certain restrictions relating to the disposition of their Eimo shares prior to the Merger.

   Conversion Agreement
   --------------------

             In connection with the execution of the New Merger Agreement, the Company and all of the holders of Eimo Series K shares agreed to reinstate, effective as of May 25, 2001, the Conversion Agreement they had previously entered into in connection with the execution of the Original Merger Agreement. Pursuant to the Conversion Agreement, all of the Eimo Series K shares, which have 20 votes per share, will be converted at the time of the Merger on a one-for-one basis into Eimo Shares, which have one vote per share.






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   Liquidity and Registration Rights Agreement
   -------------------------------------------

             Certain principal shareholders of the Company and of Eimo have agreed to reinstate the form of Liquidity and Registration Rights Agreement they had previously agreed to in connection with the execution of the Original Merger Agreement and to execute such agreement prior to the Merger. Under that agreement, the Company shareholders that are parties to the agreement will be granted certain piggyback registration rights and co-sale and "tag-along" rights with respect to the Eimo Shares they will receive in the Merger.

   Employment Agreements
   ---------------------

             In connection with the execution of the New Merger Agreement, Chris Schauer, the Company's Chief Executive Officer and a member of the Company's board of directors, entered into a six month employment agreement with the Company that will become effective at the time of the Merger. Dan Canavan, Chairman of the Company's board of directors, and Vic Valentine, President of the Company and a member of the Company's board of directors, also agreed to terminate the employment agreements that they had previously entered into with the Company in connection with the execution of the Original Merger Agreement (which employment agreements had not yet become effective), and agreed to resign from their positions as officers and directors of the Company effective at the time of the Merger.

   No Lock-Up Agreement
   --------------------

             In connection with the execution of the Original Merger Agreement, certain principal shareholders of the Company entered into a Lock-up Agreement with Eimo pursuant to which such shareholders agreed to certain restrictions with respect to the disposition after the Merger of the Eimo Shares and stock options to be received by them in the Merger. Certain principal shareholders of Eimo were also parties to the Lock-Up Agreement and also agreed to certain restrictions on the transfer of their Eimo Shares after the Merger.
   In connection with the execution of the New Merger Agreement, the parties to the Lock-Up Agreement agreed not to reinstate the previously terminated Lock-Up Agreement.

   Settlement of Litigation
   ------------------------

             In connection with the execution of the New Merger Agreement, the parties have agreed to dismiss with prejudice Eimo's lawsuit against the Company relating to the Original Merger Agreement and the termination of that agreement, and the Company has agreed to pay Eimo $105,000 in connection with the dismissal of the lawsuit. The Company, Eimo and Merger Sub also entered into a Mutual Release

                                      4







   and Settlement Agreement in which certain other claims were released by the parties.

   Exhibits
   --------

             The Company and Eimo issued a joint press release on May 25, 2001 announcing the execution of the New Merger Agreement, a copy of which press release is filed as Exhibit 99.1 hereto.

             The foregoing summary of the New Merger Agreement, the Company Shareholders' Agreement, the Parent Shareholders' Agreement, the Conversion Agreement, the Liquidity and Registration Rights Agreement, Mr. Schauer's Employment Agreement, the reinstatement agreements and the press release is qualified in its entirety by reference to the text of such documents, copies of which are filed or incorporated by reference as exhibits hereto, and are incorporated herein by reference.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

        (c)  Exhibits.

             2.1 Amended and Restated Agreement and Plan of Merger, dated as of May 25, 2001, among Triple S Plastics, Inc., Eimo Oyj, and Spartan Acquisition Corp.

             10.1 Reinstatement of Company Shareholders' Agreement, dated as of May 25, 2001, by and among Eimo Oyj, Spartan Acquisition Corp., Daniel B. Canavan, A. Christian Schauer, Victor V. Valentine, Jr., and David L. Stewart.

             10.2 Company Shareholders' Agreement, dated as of July 13, 2000, by and among Eimo Oyj, Spartan Acquisition Corp., Daniel B. Canavan, A. Christian Schauer, Victor V. Valentine, Jr., and David L. Stewart. (Incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2000 (the "July 2000 Form 8-K").

             10.3 Reinstatement of Parent Shareholders' Agreement, dated as of May 25, 2001, by and among Triple S Plastics, Inc., Jalo Paananen, Elmar Paananen,
                   Annamari Jukko and Topi Paananen.

             10.4 Parent Shareholders' Agreement, dated as of May 25, 2001, by and among Triple S Plastics, Inc., Jalo Paananen, Elmar Paananen, Annamari Jukko and Topi


                                      5







                   Paananen. (Incorporated by reference to Exhibit 10.5 to the July 2000 Form 8-K).

             10.5 Reinstatement of Conversion Agreement, dated as of May 25, 2001, by and among Jalo Paananen, Elmar Paananen, Annamari Jukko, Topi Paananen, Eimo Oyj and Triple S Plastics, Inc.

             10.6 Conversion Agreement, dated as of May 25, 2001, by and among Jalo Paananen, Elmar Paananen, Annamari Jukko, Topi Paananen, Eimo Oyj and Triple S Plastics, Inc. (Incorporated by reference to Exhibit 10.1 to the July 2000 Form 8-K).

             10.7 Form of Liquidity and Registration Rights Agreements, to be entered into by and among Eimo Oyj, Jalo
                   Paananen, Elmar Paananen, Annamari Jukko, Topi
                   Paananen, Daniel B. Canavan, Albert C. Schauer, and Victor V. Valentine, Jr.

             10.8 Employment Agreement, dated as of May 25, 2001, between A. Christian Schauer and Triple S Plastics, Inc.

             99.1 Press Release dated May 25, 2001 jointly issued by Eimo Oyj and Triple S Plastics, Inc.




























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                                 SIGNATURES
                                 ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TRIPLE S PLASTICS, INC.
                                 (Registrant)



   Date: June 4, 2001            By:  /s/ Catherine A. Taylor
				      --------------------------------
                                      Name:  Catherine A. Taylor
                                      Title: Treasurer and Corporate
                                               Controller





































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                                EXHIBIT INDEX
                                -------------

   Exhibit
   No.            Description
   -------        -----------

   2.1 Amended and Restated Agreement and Plan of Merger, dated as of May 25, 2001, among Triple S Plastics, Inc., Eimo Oyj, and Spartan Acquisition Corp.

   10.1 Reinstatement of Company Shareholders' Agreement, dated as of May 25, 2001, by and among Eimo Oyj, Spartan Acquisition Corp., Daniel B. Canavan, A. Christian Schauer, Victor V. Valentine, Jr., and David L.
                  Stewart.

   10.2 Company Shareholders' Agreement, dated as of July 13, 2000, by and among Eimo Oyj, Spartan Acquisition Corp., Daniel B. Canavan, A. Christian Schauer, Victor V. Valentine, Jr., and David L. Stewart. (Incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2000 (the "July 2000 Form 8-K")).

   10.3 Reinstatement of Parent Shareholders' Agreement, dated as of May 25, 2001, by and among Triple S Plastics, Inc., Jalo Paananen, Elmar Paananen, Annamari Jukko and Topi Paananen.

   10.4 Parent Shareholders' Agreement, dated as of May 25, 2001, by and among Triple S Plastics, Inc., Jalo Paananen, Elmar Paananen, Annamari Jukko and Topi Paananen. (Incorporated by reference to Exhibit 10.5 to the July 2000 Form 8-K).

   10.5 Reinstatement of Conversion Agreement, dated as of May 25, 2001, by and among Jalo Paananen, Elmar Paananen, Annamari Jukko, Topi Paananen, Eimo Oyj and Triple S Plastics, Inc.

   10.6 Conversion Agreement, dated as of May 25, 2001, by and among Jalo Paananen, Elmar Paananen, Annamari Jukko, Topi Paananen, Eimo Oyj and Triple S Plastics, Inc. (Incorporated by reference to Exhibit 10.1 to the July 2000 Form 8-K).

   10.7 Form of Liquidity and Registration Rights Agreements, to be entered into by and among Eimo Oyj, Jalo
                  Paananen, Elmar Paananen, Annamari Jukko, Topi


                                      8







                  Paananen, Daniel B. Canavan, Albert C. Schauer, and Victor V. Valentine, Jr.
   10.8           Employment Agreement, dated as of May 25, 2001, between
                  A. Christian Schauer and Triple S Plastics, Inc.

   99.1 Press Release dated May 25, 2001 jointly issued by Eimo Oyj and Triple S Plastics, Inc.














































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